UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 03, 2025

Tiptree Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Steamboat Road 2nd Floor
Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 446-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TIPT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Tiptree Inc. (the “Company”) held a Special Meeting of Stockholders on December 3, 2025 at 4:00pm ET (the “Special Meeting”) to approve the merger and the other transactions contemplated under that certain Agreement and Plan of Merger, dated as of September 26, 2025 (the “Merger Agreement”) among the Company, The Fortegra Group, Inc. and DB Insurance Co. Ltd. as Purchaser, and a subsidiary of Purchaser to be formed in Delaware prior to the closing of the merger (the “Merger Sub”), whereby the Merger Sub will be merged with and into Fortegra and the corporate existence of the Merger Sub will cease and Fortegra will continue as the surviving corporation and a wholly-owned subsidiary of Purchaser (the “Merger Proposal”). The matters voted upon at the Special Meeting and the results of such voting are set forth below:

Proposal 1: The Merger Proposal:

For	Against	Abstain
25,083,703	5,979,832	126,390

The Merger Proposal was approved.

Proposal 2: Approve one or more adjournments of the Special Meeting:

Because the Merger Proposal was approved, the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies, in the event that there are insufficient votes to approve the Merger Proposal, was rendered moot and was not called for a vote at the Special Meeting.

Item 7.01 Regulation FD Disclosure.

On December 3, 2025, the Company issued a press release announcing the preliminary results of the Special Meeting, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

d) List of Exhibits:

Exhibit	Description
99.1	Tiptree Inc. press release, dated December 3, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tiptree Inc.

Date:	December 4, 2025	By:	/s/ Jonathan Ilany
Jonathan Ilany, Chief Executive Officer